POSITION ESCROW AGREEMENT


THIS AGREEMENT made in triplicate this 1st day of April, 1997

AMONG:

POSITION INC.
(herein called the "Issuer")
OF THE FIRST PART

-and-

THE R-M TRUST COMPANY
(herein called the "Trustee")
OF THE SECOND PART

-and-

WOLVERTON SECURITIES LTD.
(herein called the "Agent")
OF THE THIRD PART

-and-

PAUL E. KOWALENKO, FRANK W. BOWER, JOHN B. SCHLEPPE,
GARRY E. BOURNS, CHIP HOME PRODUCTS LIMITED, CORPORATE RECOVERY MANAGEMENT LTD., MICA GEOMATICS LTD. KRAKIWSKY CONSULTANTS LTD.,
JFM GEOMATICS LTD. AND NCS INTERNATIONAL INC.
(herein called the "Security Holders") OF THE FOURTH PART

WHEREAS in furtherance of complying with the requirements of the Issuer, the Security Holders are desirous of depositing in escrow certain securities in the Issuer owned or to be received by them;

AND WHEREAS certain of the Security Holders in addition to escrowed shared held pursuant to this agreement, have a portion of their securities subject to an Escrow Agreement dated April 1, 1997 (the "Mandatory Escrow Agreement"), which is required to be entered into by Alberta Securities Commission Policy 4.9;

AND WHEREAS the Issuer and the Security Holders desire that the total number of securities (the "Total Escrowed Shares") held subject to the Mandatory Escrow Agreement dated and this agreement (collectively the "Escrow Agreements") be released from escrow commencing on the first anniversary from the date of the receipt (the "Receipt Date") for the Issuer's prospectus governing its initial public offering, such that one third of the Total Escrowed Shares held by a Security Holder shall be released on a pro-rata basis on each of the first, second and third anniversaries of the Receipt Date;

AND WHEREAS the Trustee has agreed to undertake and perform its duties according to the terms and conditions hereof;

NOW THEREFORE this agreement witnesses that in consideration of the sum of ONE ($1.00) DOLLAR paid by the parties to each other, receipt of this sum being acknowledged by each of the parties, the Security Holders jointly and severally covenant and agree with the Issuer and with the Trustee and the Issuer, Agent and the Trustee covenant and agree with the other and with the Security Holders jointly and severally as follows:

1. Each of the Security Holders hereby places and deposits in escrow with the Trustee those of his securities of the Issuer which are represented by the certificates described in Schedule "A" attached to this agreement and the Trustee hereby acknowledges receipt of those certificates. The Security Holders agree to deliver promptly to the Trustee any replacement securities or certificates if and when issued or allotted for deposit in escrow.

2. The Parties agree that, subject to the provisions of paragraph 6 and 10 herein, the securities and the beneficial ownership of or any interest in them and the certificate representing them (including any replacement securities or certificates) shall not be sold, assigned, hypothecated, alienated, released from escrow, transferred within escrow, or otherwise in any manner dealt with, except as may be required by reason of the death or bankruptcy of any Security Holder, in which cases the Trustee shall hold the said certificates subject to this agreement, for whatever person or company shall be legally entitled to become the registered owner thereof, but the securities shall remain in escrow, subject to this agreement.

3. The Security Holders direct the Trustee to retain their respective securities and the certificates (including any replacement securities or certificates) representing them and not to do or cause anything to be done to release them from escrow or to allow any transfer, hypothecation or alienation there of except as provided in paragraph 6, without the written consent of the Agent. The Trustee accepts the responsibilities placed on it by the agreement and agrees to perform them in accordance with the terms of this agreement and the written consents, orders or directions of the Agent.

4. If during the period in which any of the securities are retained in escrow pursuant hereto, any dividend is received by the Trustee in respect of the escrowed securities, any such dividend shall be promptly paid or transferred to the respective Security Holders entitled thereto.

5. All voting rights attached to the escrowed securities shall at all times be exercised by the respective registered owners thereof.

6. Subject to paragraph 10, the escrowed securities governed by this agreement shall be automatically released on a pro-rata basis in accordance with the terms of Schedule "B" hereto. The intention of this agreement is to provide for release from escrow, subject to the Mandatory Escrow Agreement, of one third of the Total Escrowed Shares on each of the first, second and third anniversaries of the Receipt Date.

7. The Security Holders hereby jointly and severally agree to and do hereby release and indemnify and save harmless the Trustee and the Agent from and against all claims, suits, demands, costs, damages and expenses which may be occasioned by reason of the Trustee's and Agent's compliance in good faith with the terms hereof.

8. The Issuer hereby acknowledges the terms and conditions of this agreement and agrees to take all reasonable steps to facilitate its performance and to pay the Trustee's proper charges for its services as trustee of this escrow.

9. If the Trustee should wish to resign, it shall give at least three months' notice to the Issuer which may, with the written consent of the Executive Director, by writing appoint another Trustee in its place and such appointment shall be binding on the Security Holders and the new Trustee shall assume and be bound by the obligations of the Trustee hereunder.

10. Notwithstanding paragraph 6, upon the receipt by the Trustee of the written consent of the Agent as to a release from escrow of all or part of the escrowed securities, such escrowed securities shall be released by the Trustee and this agreement shall terminate only in respect to those securities so released. For greater certainty this paragraph does not apply to securities transferred within escrow.

11. This agreement may be executed in several parts in the same form and the parts as so executed shall together form one original agreement, and the parts if more than one shall be read together and construed as if all the signing parties hereto had executed one copy of this agreement.

12. Wherever the singular or masculine are used throughout this agreement, the same shall be construed as being the plural or feminine or neuter where the context so requires.

13. This agreement may be amended upon agreement in writing of the Security Holders, the Trustee, the Agent and the Issuer.

14. This agreement shall enure to the benefit of and be binding on the parties to this agreement and each of their heirs, executors, administrators, successors and assigns.

15. Signatures received by facsimile are an acceptable form of execution of this agreement.


IN WITNESS WHEREOF the Issuer, Agent and Trustee have caused their respective corporate seals to be hereto affixed and the Security Holders have hereto set their respective hands and seals.


POSITION INC.

Per:
Paul E. Kowalenko
President

Per:
Bernard D. Parkinson
(c/s)
Vice President Business Development


THE R-M TRUST COMPANY

Per:

Per:
(c/s)

WOLVERTON SECURITIES LTD

Per:

Per:
(c/s)

SIGNED, SEALED AND DELIVERED by the respective Security Holders whose names are subscribed in the right-hand column below in the presence of the respective persons whose names are subscribed in the left-hand column.

WITNESSES                       SECURITY HOLDERS


Witness to the signature of     Paul E. Kowalenko
Paul E. Kowalenko


Witness to the signature of     Frank W. Bower
Frank W. Bower


Witness to the signature of     John B. Schleppe
John B. Schleppe


Witness to the signature of     Garry E. Bourns
Garry E. Bourns


                                CHIP HOME PRODUCTS LIMITED

                                Per:

                                Per:

                                CORPORATE RECOVERY
                                MANAGEMENT LTD.

                                Per:

                                Per:

                                MICA GEOMATICS LTD.

                                Per:

                                Per:


                                KRAKIWSKY CONSULTANTS LTD.

                                Per:

                                Per:


                                JFM GEOMATICS LTD.

                                Per:

                                Per:


                                NCS INTERNATIONAL INC.

                                Per:

                                Per:

SCHEDULE "A" to an Escrow Agreement dated April 1, 1997, and made among POSITION INC. (therein called the "Issuer"), THE R-M TRUST COMPANY (therein called the "TRUSTEE"), WOLVERTON SECURITIES LTD. (therein called the "Agent") and some security holders of the Issuer (therein called the "Security Holders")

Name of registered  Number of            Certificate Numbers of  Signature of
Security Holders    Securities Escrowed  Securities Escrowed     Security Holder
__________________  ___________________  ______________________  _______________

Paul E Kowalenko      67,870               1

Frank W. Bower       407,903               8

John B. Schleppe      10,200              26

Garry E. Bourns      312,000              15

Chip Home Products   191,500               2                     Per:
Limited
                                                                 Per:

Corporate Recovery   192,500               4                     Per:
Management Ltd.
                                                                 Per:

Mica Geomatics Ltd.  287,637               5                     Per:
                                                                 Per:
Krakiwsky
Consultants          210,851               7                     Per:
Ltd.
                                                                 Per:

JFM Geomatics Ltd.   547,206               3                     Per:

                                                                 Per:
NCS International
Inc.                 288,654              72                     Per:
                                                                 Per:

SCHEDULE "B"

POSITION ESCROW AGREEMENT


Shareholder     Anniversary 1    Anniversary 2    Anniversary 3    Total

Paul Kowalenko    48,135            19,735                  -         67,870

John Schleppe      3,400             3,400              3,400         10,200

Frank Bower      289,295           118,608                  -        407,903

Garry Bourns     104,000           104,000            104,000        312,000

Chip Home
Products Ltd.    135,817            55,683                  -        191,500

Mica Geomatics
Ltd.              95,879            95,879             95,879        287,637

Corporate
Recovery
Management Ltd.  135,817            55,683                  -        191,500

Krakiwsky
Consultants Ltd.  70,284            70,284             70,283        210,851

JFM
Geomatics Ltd.   240,906            98,769                  -        339,675

NCS
International,
Inc.             204,721            83,933                  -        288,654